Acquisitions and Dispositions of Businesses	12 Months Ended
Dec. 31, 2017
Acquisitions And Dispositions [Abstract]
Acquisitions and Dispositions of Businesses
ACQUISITIONS AND DISPOSITIONS OF BUSINESSES
Acquisitions. During 2017, the Company acquired six businesses, two in its education division, two in its television broadcasting division and two in other businesses for $318.9 million in cash and contingent consideration, and the assumption of $59.1 million in certain pension and postretirement obligations. The assets and liabilities of the companies acquired have been recorded at their estimated fair values at the date of acquisition.
On January 17, 2017, the Company closed on its agreement with Nexstar Broadcasting Group, Inc. and Media General, Inc. to acquire the assets of WCWJ, a CW affiliate television station in Jacksonville, FL, and WSLS, an NBC affiliate television station in Roanoke, VA, for cash and the assumption of certain pension obligations. The acquisition of WCWJ and WSLS will complement the other stations that GMG operates. Both of these acquisitions are included in television broadcasting.
In February 2017, Kaplan acquired a 100% interest in Genesis Training Institute, a Dubai-based provider of professional development training in the United Arab Emirates, by purchasing all of its issued and outstanding shares. Additionally, Kaplan acquired a 100% interest in Red Marker Pty Ltd., an Australia-based regulatory technology company by purchasing all of its outstanding shares. These acquisitions are expected to provide certain strategic benefits in the future. Both of these acquisitions are included in Kaplan International.
In April 2017, the Company acquired 97.72% of the issued and outstanding shares of Hoover Treated Wood Products, Inc., a Thomson, GA-based supplier of pressure impregnated kiln-dried lumber and plywood products for fire retardant and preservative applications for $206.8 million, net of cash acquired. The fair value of the redeemable noncontrolling interest in Hoover was $3.7 million at the acquisition date, determined using a market approach. The minority shareholders have an option to put some of their shares to the Company starting in 2019 and the remaining shares starting in 2021. The Company has an option to buy the shares of minority shareholders starting in 2027. This acquisition is consistent with the Company’s ongoing strategy of investing in companies with a history of profitability and strong management. Hoover is included in other businesses.
At the end of June 2017, Graham Healthcare Group (GHG) acquired a 100% interest in Hometown Home Health and Hospice, a Lapeer, MI-based healthcare services provider by purchasing all of its issued and outstanding shares. This acquisition expands GHG’s service area in Michigan. GHG is included in healthcare.
During 2016, the Company acquired five businesses, three businesses included in its education division and two businesses in other businesses for $258.0 million. The assets and liabilities of the companies acquired were recorded at their estimated fair values at the date of acquisition. In January 2016, Kaplan acquired a 100% interest in Mander Portman Woodward, a leading provider of high-quality, bespoke education to United Kingdom (U.K.) and international students in London, Cambridge and Birmingham, by purchasing all of its issued and outstanding shares. In February 2016, Kaplan acquired a 100% interest in Osborne Books, an educational publisher of learning resources for accounting qualifications in the U.K., by purchasing all of its issued and outstanding shares. The primary reason for these acquisitions was based on several strategic benefits expected to be realized in the future. Both of these acquisitions are included in Kaplan International.
In September 2016, Group Dekko, Inc. (Dekko) acquired a 100% interest in Electri-Cable Assemblies (ECA), a Shelton, CT-based manufacturer of power, data and electrical solutions for the office furniture industry, by purchasing all of its issued and outstanding shares. Dekko’s primary reasons for the acquisition were to complement existing product offerings and provide opportunities for synergies across the businesses. This acquisition is included in other businesses.
During 2015, the Company acquired two businesses for $163.3 million. The assets and liabilities of the companies acquired have been recorded at their estimated fair values at the date of acquisition. On November 13, 2015, the Company acquired a 100% interest in Dekko, a Garrett, IN-based manufacturer of electrical solutions for applications across three business lines: workspace power solutions, architectural lighting and electrical components and assemblies, by purchasing all of the issued and outstanding shares. Dekko is included in other businesses. On December 22, 2015, Kaplan acquired a 100% interest in SmartPros, a provider of accredited professional education and training, primarily in accountancy, which is included in Professional (U.S.).
Acquisition-related costs for acquisitions that closed during 2017 and 2016 were $4.1 million and $1.5 million, respectively, and expensed as incurred. Acquisition-related costs were not significant for 2015 and were expensed as incurred. The aggregate purchase price of these acquisitions was allocated as follows, based on acquisition date fair values to the following assets and liabilities (excluding measurement period adjustments recorded in subsequent years):

	Purchase Price Allocation
	Year Ended December 31
(in thousands)	2017	2016	2015
Accounts receivable	$12,502	$8,538	$30,537
Inventory	25,253	878	20,593
Property, plant and equipment	29,921	3,940	28,872
Goodwill	143,149	184,118	76,156
Indefinite-lived intangible assets	33,800	53,110	7,400
Amortized intangible assets	170,658	28,267	31,900
Other assets	1,880	1,420	1,213
Pension and other postretirement benefits liabilities	(59,116)	—	—
Other liabilities	(12,177)	(21,892)	(28,880)
Deferred income taxes	(37,289)	(11,009)	(8,012)
Redeemable noncontrolling interest	(3,666)	—	—
Aggregate purchase price, net of cash acquired	$304,915	$247,370	$159,779

The fair values recorded were based upon valuations. Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. The goodwill recorded due to these acquisitions is attributable to the assembled workforces of the acquired companies and expected synergies. The Company expects to deduct $11.0 million, $22.2 million and $20.0 million of goodwill for income tax purposes for the acquisitions completed in 2017, 2016 and 2015, respectively.
In 2016, the Company recorded adjustments to the deferred taxes included in the preliminary purchase accounting of Dekko and SmartPros acquired in the fourth quarter of 2015. These adjustments resulted in a $20.0 million decrease to goodwill.
The acquired companies were consolidated into the Company’s financial statements starting on their respective acquisition dates. The Company’s Consolidated Statements of Operations include aggregate revenues and operating income for the companies acquired in 2017 of $199.4 million and $4.5 million, respectively. The following unaudited pro forma financial information presents the Company’s results as if the current year acquisitions had occurred at the beginning of 2016. The unaudited pro forma information also includes the 2016 acquisitions as if they occurred at the beginning of 2015 and the 2015 acquisitions as if they had occurred at the beginning of 2014:

	Year Ended December 31
(in thousands)	2017	2016	2015
Operating revenues	$2,655,601	$2,750,416	$2,804,663
Net income (loss)	311,274	175,021	(84,209)
These pro forma results were based on estimates and assumptions, which the Company believes are reasonable, and include the historical results of operations of the acquired companies and adjustments for depreciation and amortization of identified assets and the effect of pre-acquisition transaction related expenses incurred by the Company and the acquired entities. The pro forma information does not include efficiencies, cost reductions and synergies expected to result from the acquisitions. They are not the results that would have been realized had these entities been part of the Company during the periods presented and are not necessarily indicative of the Company’s consolidated results of operations in future periods.
Spin-Off. On July 1, 2015, the Company completed the spin-off of Cable ONE, by way of a distribution of all the issued and outstanding shares of Cable ONE common stock, on a pro rata basis, to the Company’s stockholders (see Note 4).
Sale of Businesses. In the fourth quarter of 2017, Kaplan Australia completed the sale of a small business, which was included in Kaplan International. In February 2017, GHG completed the sale of Celtic Healthcare of Maryland.
In January 2016, Kaplan completed the sale of Colloquy, which was included in Kaplan Corporate and Other.

On September 3, 2015, Kaplan completed the sale of substantially all of the assets of its KHE Campuses business, consisting of 38 nationally accredited ground campuses and certain related assets, in exchange for a preferred equity interest in a vocational school company. KHE Campuses schools that were closed or were in the process of closing were not included in the sale transaction.
The revenue and operating losses related to schools that were sold as part of the KHE Campuses sale are as follows:

Year Ended
(in thousands)	December 31, 2015
Revenue	$167,093
Operating loss	(6,264)

In the second quarter of 2015, Kaplan also recorded a $6.9 million long-lived assets impairment charge in connection with the KHE Campuses business (this amount is included in the above table).
In the third quarter of 2015, Kaplan sold Franklyn Scholar, which was part of Kaplan International. In the second quarter of 2015, the Company sold The Root, a component of Slate, and Kaplan sold two small businesses, Structuralia, which was part of Kaplan International, and Fire and EMS Training, which was part of Professional (U.S.). As a result of these sales, the Company reported net losses in other non-operating income (expense) (see Note 16).
Other. In June 2016, Residential Healthcare (Residential) and a Michigan hospital formed a joint venture to provide home health services to patients in western Michigan. In connection with this transaction, Residential contributed its western Michigan home health operations to the joint venture and then sold 60% of the newly formed venture to its Michigan hospital partner. Although Residential manages the operations of the joint venture, Residential holds a 40% interest in the joint venture, so the operating results of the joint venture are not consolidated, and the pro rata operating results are included in the Company’s equity in earnings of affiliates.
In June 2016, the Company purchased the outstanding 20% redeemable noncontrolling interest in Residential. At that time, the Company recorded an increase to redeemable noncontrolling interest of $3.0 million, with a corresponding decrease to capital in excess of par value, to reflect the redemption value of the redeemable noncontrolling interest at $24.0 million. Following this transaction, Celtic Healthcare (Celtic) and Residential combined their business operations to form GHG. The redeemable noncontrolling interest shareholders in Celtic exchanged their 20% interest in Celtic for a 10% mandatorily redeemable noncontrolling interest in the combined entity, and the Company recorded a $4.1 million net increase to the mandatorily redeemable noncontrolling interest to reflect the estimated fair value of the mandatorily redeemable noncontrolling interest. The minority shareholders have an option to put their shares to the Company starting in 2020 and are required to put a percentage of their shares in 2022 and 2024, with the remaining shares required to be put by the minority shareholders in 2026. The redemption value is based on an EBITDA multiple, adjusted for working capital and other items, computed annually, with no limit on the amount payable. The Company now owns 90% of GHG. Because the noncontrolling interest is now mandatorily redeemable by the Company by 2026, it is reported as a noncurrent liability at December 31, 2017.
In January 2015, Celtic and Allegheny Health Network closed on the formation of a joint venture to combine each other’s home health and hospice assets in the western Pennsylvania region. Although Celtic manages the operations of the joint venture, Celtic holds a 40% interest in the joint venture, so the operating results of the joint venture are not consolidated, and the pro rata operating results are included in the Company’s equity in earnings of affiliates.
The Company’s income from continuing operations excludes Cable ONE and the sold Kaplan China school, which have been reclassified to discontinued operations (see Note 4).
Kaplan University Transaction. On April 27, 2017, certain Kaplan subsidiaries entered into a Contribution and Transfer Agreement (Transfer Agreement) to contribute Kaplan University (KU), its institutional assets and operations to a new, non-profit, public-benefit corporation affiliated with Purdue University (Purdue) in exchange for a Transition and Operations Support Agreement (TOSA) to provide key non-academic operations support to the new university for an initial term of 30 years with a buy-out option after six years. The transfer does not include any of the assets of Kaplan University School of Professional and Continuing Education (KU-PACE), which provides professional training and exam preparation for professional certifications and licensures, nor does it include the transfer of other Kaplan businesses, such as Kaplan Test Preparation and Kaplan International.
Consummation of the transactions contemplated by the Transfer Agreement is subject to various closing conditions, including, among others, regulatory approvals from the U.S. Department of Education (ED), the Indiana Commission for Higher Education (ICHE) and the Higher Learning Commission (HLC), which is the regional accreditor of both Purdue and KU, and certain other state educational agencies and accreditors of programs. In the third quarter of 2017, ICHE granted its approval, and the ED provided preliminary approval based on its review of a pre-acquisition application, subject to certain conditions. Kaplan is unable to predict with certainty when and if HLC approval will be obtained; however, a decision is not expected to be received until later in the first quarter of 2018. If the transaction is not consummated by April 30, 2018, either party may terminate the Transfer Agreement.
Other Transactions. In the fourth quarter of 2017, Kaplan entered into an agreement to acquire the College for Financial Planning. The acquisition is subject to regulatory approval from the HLC, which is not expected before June 2018.
Subsequent Events (Unaudited). On March 22, 2018, Kaplan completed the contribution of the institutional assets and operations of KU to Purdue University Global, an Indiana non-profit, public benefit corporation that is a subsidiary affiliated with Purdue University (Purdue). At the same time, the parties entered into a Transition and Operations Support Agreement (TOSA) pursuant to which Kaplan will provide key non-academic operations support to the new university. Purdue University Global will operate almost exclusively online as a new Indiana public university affiliated with Purdue. As part of the transfer to Purdue University Global, KU transferred students, academic personnel, faculty and operations, property leases for KU’s campuses and learning centers, Kaplan-owned academic curricula and content related to KU courses. The operations support activities that Kaplan will provide to Purdue University Global will include technology support, help-desk functions, human resources support for transferred faculty and employees, admissions support, financial aid administration, marketing and advertising, back-office business functions, certain test preparation and domestic and international student recruiting services.
The transfer of KU does not include any of the assets of the KU School of Professional and Continuing Education, which provides professional training and exam preparation for professional certifications and licensures, nor does it include the transfer of other Kaplan businesses such as Kaplan Test Preparation and Kaplan International. Those entities, programs and business lines will remain part of Kaplan. Kaplan received nominal cash consideration upon transfer of the institutional assets.
On May 4, 2018, Kaplan acquired Professional Publications, Inc., an independent publisher of professional licensing exam review materials and recognized leader in engineering, surveying, architecture, and interior design licensure exam review.